U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): February 21, 2007

Commission File Number: 000-31987

TEXHOMA ENERGY, INC.
(Name of Small Business Issuer in its Charter)

NEVADA	20-4858058
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS 77056
(Address of principal executive offices)

(713) 457-0610
(Issuer Telephone Number)

                 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 21, 2007, Mr. Frank Jacobs, a current Director of Texhoma Energy, Inc. (“we,” and “us”) gave us notice of his resignation as our Executive Chairman (i.e. a full time officer of us) effective immediately. Mr. Jacobs had served first as our President and CEO until April 2006 and after that time as our Executive Chairman.  Mr. Jacobs will continue to serve as one of our Directors, a position he has held since January 25, 2005 and will assume the role of Chairman of the Audit Committee going forward.

 Mr. Jacob’s resignation as Executive Chairman was motivated to more clearly define Mr. Max Maxwell's role as President and CEO.

Mr. Jacob's will continue to evaluate new business opportunities for the Company from its Canadian office.  As a representative of several major shareholders, Mr. Jacobs is performing his director's duties without receiving compensation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number                   Description

99.1    Press Release Announcing Mr. Jacob’s Resignation as Executive Chairman

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.

/s/ Max E. Maxwell
Max E. Maxwell,
President

February 21, 2007